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                                  UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 10, 2005

                               AEP INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       0-14450                22-1916107
(Jurisdiction of Incorporation) (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)

      125 Phillips Avenue, South Hackensack, New Jersey           07606
           (Address of Principal Executive Offices)             (Zip Code)

       Registrant's Telephone Number, Including Area Code: (201) 641-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE.

On March 10, 2005, the Registrant issued a press release announcing the pricing of its offering of $175,000,000 million aggregate principal amount of 7.875% Senior Notes due 2013. A copy of this press release is being furnished as
Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired - None

(b) Pro Forma Financial Information - None

(c) Exhibits:

Exhibit No.               Description
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   99.1       Press Release dated March 10, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AEP INDUSTRIES INC.

March 10, 2005                           By:  /s/  Paul M. Feeney
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                                              Paul M. Feeney
                                              Executive Vice President and Chief
                                              Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.               Description
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   99.1       Press Release dated March 10, 2005